United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

January 29, 2007

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas		71730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, Deltic Timber Corporation, a Delaware corporation, issued a press release announcing Deltic’s Vaughan Retires, New CFO Named. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	A news release dated January 29, 2007 announcing Deltic’s Vaughan Retires, New CFO Named is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By:	/s/ Ray C. Dillon
Ray C. Dillon, President and CEO

Date: January 29, 2007